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                                                                    Exhibit 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-11255) of United Technologies Corporation of our report dated June 28, 2000 relating to the financial statements of the Carrier Corporation Represented Employee Savings Plan, which appears in this Form 11-K.



/s/ PricwaterhouseCooopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
June 28, 2000